Second Quarter 2012 Earnings Conference Call July 18, 2012 - 9:00am CT

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover Corporation by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found. 2

$0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Q1 Q2 Q3* Q4* Q1* Q2* Q3* Q4* Q1 Q2 Revenue $2.2B 8% $4.2B 11% EPS (cont.) $1.15 -9% $2.20 1% Bookings $2.1B 9% $4.3B 8% Seg. Margins 16.7% -140 bps 16.4% -80 bps Organic Rev. 3% 6% Acq. Growth 7% 6% FCF (a) $178M 34% $266M 34% Dover’s Q2 2012 Performance Continuing Earnings Per Share FY $3.65 • Results driven by strong energy, solid refrigeration & food equipment and handset markets; Europe weak, China slowing • Strong organic revenue growth continues in Energy (up 14%) , with growth in Engineered Systems and Communication Technologies up 4% each •Segment operating margin driven by strong Energy performance, offset by lower volume in Printing & ID, and lower volume and ramp costs in Comm. Tech. • Increasing order rates for new OEM handset product launches; overall book-to-bill of 0.99 Q2 Q2/Q2 2010 2011 * Includes discrete & other tax benefits of $0.20 EPS in Q3 2010, $0.07 in Q4 2010, $0.04 in Q1 2011, $0.12 in Q2 2011, $0.01 in Q3 2011 and $0.05 in Q4 2011 FY $4.48 (a) See Press Release filed under Form 8-K for free cash flow reconciliation 3 Quarterly Comments Discrete tax benefits 2012 Adjusted continuing earnings per share 1H 1H/1H

4 Revenue Q2 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 4% 14% 4% -10% 3% Acquisitions 22% 6% 6% - 7% Currency -1% -1% -2% -4% -2% Total 25% 19% 8% -14% 8% 1H 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 6% 19% 8% -9% 6% Acquisitions 24% 4% 4% - 6% Currency -1% -1% -1% -3% -1% Total 29% 22% 11% -12% 11%

$642 $674 $352 $370 $358 $362 $532 $539 $180 $212 $0 $300 $600 $900 DCT Q1 DCT Q2 DE Q1 DE Q2 DES Q1 DES Q2 DPI Q1 DPI Q2 $712 $666 $347 $358 $356 $383 $586 $530 $185 $204 $0 $300 $600 $900 DCT Q1 DCT Q2 DE Q1 DE Q2 DES Q1 DES Q2 DPI Q1 DPI Q2 Sequential Results – Q1 12 / Q2 12 Fluid Solutions ↑ 1% ↑ 1% Refrigeration & Industrial ↑ 7% ↓ 9% ↓ 3% ↑ 3% $ in millions 5 Bookings ↑ 8% ↑ 5% Revenue

6 Communication Technologies • Revenue growth was led by strong handset, life science and aerospace/industrial, partially offset by soft telecom/other market • Margin impacted by lower telecom volume, costs associated with new design wins and lower volume at Sound Solutions • Bookings growth led by handset markets; orders for new OEM product launches received during quarter • Book-to-bill at 1.06 $ in millions Q2 2012 Q2 2011 % Change Revenue $362 $289 25% Earnings $ 50 $ 55 -8% Margin 13.9% 18.9% -500 bps Bookings $383 $310 24% Quarterly Comments Revenue by End-Market % of Q2 Revenue Y / Y Growth Handsets 34% 163%* Life Sciences 19% 5% Aerospace / Industrial 17% 6% Military / Defense 14% 2% Telecom / Other 16% -15% * Growth was 29% excluding Sound Solutions

7 Energy • Revenue and earnings growth were broad-based across all end- markets •Average NA rig count grew 6% over prior year; oil prices remain constructive for continued capex investment in production • Operating margin of 24.9% reflects strong positioning • Bookings growth led by production and downstream markets • Book-to-bill at 0.98 $ in millions Quarterly Comments Q2 2012 Q2 2011 % Change Revenue $539 $454 19% Earnings $134 $110 21% Margin 24.9% 24.3% +60 bps Bookings $530 $473 12% Revenue by End-Market % of Q2 Revenue Y / Y Growth Drilling 19% 6% Production 54% 28% Downstream 27% 11%

8 Engineered Systems • Revenue growth was led by Refrigeration & Food Equipment and acquisitions in Fluids •Results in Fluids impacted by weak Europe and softer China • Margin of 15.1% includes incremental amortization costs of recent acquisitions (100 bps) • Bookings up 9%, as most businesses saw growth, led by Refrigeration & Food Equipment and Fluids • Book-to-bill at 0.98 $ in millions Quarterly Comments Q2 2012 Q2 2011 % Change Revenue $886 $823 8% Earnings $134 $129 4% Margin 15.1% 15.6% -50 bps Bookings $870 $799 9% Revenue by End-Market % of Q2 Revenue Y / Y Growth Fluids 24% 19% Refrigeration & Food Equipment 41% 8% Industrial 35% 1%

Printing & Identification • Revenue and earnings decline driven by slow electronics markets, a weak Europe & softer China; Markem-Imaje up 5% organically • Operating margin decline reflects volume decreases, product mix and $5 million in restructuring charges • Bookings decline primarily seen in electronics; bookings for businesses serving fast moving consumer goods and industrial markets remain stable •Book-to-bill at 0.97 $ in millions Quarterly Comments Q2 2012 Q2 2011 % Change Revenue $370 $429 -14% Earnings $ 42 $ 68 -39% Margin 11.3% 15.8% -450 bps Bookings $358 $386 -7% 9 Revenue by End-Market % of Q2 Revenue Y / Y Growth Fast Moving Consumer Goods 38% Flat Industrial 25% - 1% Electronics 37% -30%

Q2 2012 Overview Q2 2012 Net Interest Expense $30.0 million, up $2 million from last year, in-line with expectations Corporate Expense $36.0 million, up $1 million from last year, in-line with expectations Effective Tax Rate (ETR) Q2 rate was 27.5%. Higher tax rate was driven by unfavorable mix of geographic earnings. 10

FY 2012 Guidance – Revenue Growth by Segment 11 2012F Organic Growth 2012F Acquisition Growth* Total Communication Technologies 7% - 8% 10% 17% - 18% Energy 10% - 11% ≈ 5% 15% - 16% Engineered Systems 3% - 4% ≈ 6% 9% - 10% Printing & Identification (8.5%) - (7%) - (8.5%) - (7%) Total 3% - 5% ≈ 5% 8% - 10% * Includes completed deals only

FY 2012 Guidance  Revenue: • Organic revenue: ≈ 3% - 5% • Acquisitions: ≈ 5% • Total revenue: ≈ 8% - 10%  Corporate expense: ≈ $145 million  Interest expense: ≈ $118 million  Full-Year Tax Rate: ≈ 27.0%  Capital expenditures: ≈ 3.8% of rev.  FCF for full year: ≈ 10% of revenue 12 2012 EPS from continuing ops: $4.70 – $4.85

 2011 EPS – Continuing Ops $4.48 • Less 2011 tax benefits (1): ($0.22)  2011 Adjusted EPS – Continuing Ops $4.26 • Volume, mix, price (inc. FX): $0.28 - $0.37 • Net benefits of productivity: $0.22 - $0.32 • Acquisitions: $0.03 - $0.05 • Investment / Compensation: ($0.08 - $0.14) • Corporate expense: ($0.02) • Interest / Shares / Tax Rate: $0.01  2012 EPS – Continuing Ops $4.70 - $4.85 2012 EPS Guidance Bridge - Cont. Ops (1) $0.04 in Q1 2011, $0.12 in Q2 2011, $0.01 in Q3 2011 and $0.05 in Q4 2011 13 2012 EPS from continuing ops. up 12% at mid-point